Exhibit 32


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,



In connection with the Quarterly Report of Maui Land & Pineapple Company, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Donald A. Young and Paul J. Meyer, respectively, the President & Chief Executive Officer and Executive vice President/Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/S/ DON YOUNG
Donald A. Young
President & Chief Executive Officer



/S/ PAUL J. MEYER
Paul J. Meyer
Executive Vice President/Finance
(Chief Financial Officer)


August 13, 2003
date




A signed original of this written statement required by Section
906 has been provided to the Company and will be retained by the Company and furnished the Securities and Exchange Commission or its staff upon request.